Nasdaq SFNC Exhibit 99.2 rd 3 Quarter 2026 Earnings Presentation October 15, 2026

New York City I December 10 Join President and CEO Jay Brogdon, CFO Daniel Hobbs, and other members of the executive leadership team for an update on Simmons' strategy, financial performance and vision for the future. Attendance in person is for institutional investors and analysts, by invitation only. A live webcast of the event and presentation materials will be available on Simmons' Investor Relations website at https://ir.simmonsbank.com. For additional information, contact Ed Bilek at investorrelations@simmonsbank.com. 2

Company Overview Simmons First National Corporation A Mid-South based financial holding company serving our $24.1 $18.6 customers and the communities where we work and live since 1903 BILLION BILLION TOTAL ASSETS TOTAL DEPOSITS $10.8 $17.5 CONSECUTIVE YEARS 3 117 PAYING DIVIDENDS BILLION BILLION ASSETS UNDER TOTAL LOANS MANAGEMENT/ ADMINISTRATION YEARS OF SERVICE 123 14.80% 8.62% 1 TOTAL RBC RATIO TCE RATIO FINANCIAL CENTERS 220 ACROSS SIX STATES 3.9% 94% 4 2 DIVIDEND YIELD LOAN TO DEPOSIT Top Performing Banks 2026 American Banker RATIO America’s Best-In-State Companies 2026 Forbes America’s Best Regional Banks and Credit Unions 2026 Newsweek 1.37% 0.27% ACL TO TOTAL NET CHARGE-OFF LOANS RATIO Figures presented on this slide are as of September 30, 2026, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 3 2 Based on October 9, 2026, closing stock price of $22.18 and annualized dividend rate of $0.86 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors 4 American Banker, top performing banks 2026 with $10 billion to $50 billion of assets

3Q26 Financial Highlights 4

3Q26 Highlights

Improved profitability metrics

- Adjusted ROTCE[1] of 15.50%; adjusted ROAA[1] of 1.29%
- On track to deliver expected double digit adjusted PPNR[1] growth, up 21% year-over-year
- Adjusted efficiency ratio[1] improved to 53.31%, down 95 bps
- Year-to-date adjusted operating leverage of 13%
- Net interest margin[2] up 8 bps to 3.92%; cost of deposits declined 8 bps
- Adjusted noninterest expense[1] down 4% linked quarter annualized

Balance sheet deleveraging

- Decrease in total loans primarily reflects the run-off of certain lower yielding, low relationship credits
- Reduced utilization of higher cost funding

Credit quality

- NCO ratio of 27 bps; year-to-date NCO ratio of 23 bps
- Provision expense exceeded net charge-offs; ACL ratio up to 1.37%
- Loans past due 30-89 days stable at 30 bps
- Linked quarter increase in NPLs reflected normal credit migration; no concentration by industry or geographic area

Strong capital position

- Utilized excess capital to fund investments in our business and execute efficiency initiatives designed to further enhance sustainable profitability and growth
- CET1 ratio at 12.05%, up 45 bps

	Reported	Adjusted[1]
Net income	$47.1M	$79.0M
EPS (diluted)	$0.32	$0.54
ROAA	0.77%	1.29%
ROTCE[1]	9.42%	15.50%
Revenue	$251.2M	$251.2M
PPNR[1]	$69.1M	$112.3M
NIM[2]	3.92%	
NCO ratio	27 bps	
ACL ratio	1.37%	

Comparisons on this page are 3Q26 vs 2Q26, unless otherwise noted
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
2 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135%

5

Income Statement Highlights 2 2 Net Interest Income Adjusted Total Revenue Adjusted PPNR $ in millions $ in millions $ in millions +8% +9% +21% $204.0 $251.2 $112.3 $249.0 $248.6 $200.6 $110.4 $108.2 $197.3 $197.2 $241.4 $100.7 $232.5 $92.8 $186.7 3Q25 4Q25 1Q26 2Q26 3Q26 3Q25 4Q25 1Q26 2Q26 3Q26 3Q25 4Q25 1Q26 2Q26 3Q26 1 NIM 3.50% 3.84% 3.92% 3.81% 3.84% 2 2 2 Adjusted NIE Adjusted Net Income Adjusted Diluted EPS $ in millions $ in millions +22% +17% (1)% $79.0 $79.0 $0.54 $0.54 $72.2 $68.6 $0.50 $64.9 $140.6 $0.47 $140.3 $0.46 $139.7 $138.9 $138.6 3Q25 4Q25 1Q26 2Q26 3Q26 3Q25 4Q25 1Q26 2Q26 3Q26 3Q25 4Q25 1Q26 2Q26 3Q26 PPNR – Pre-provision net revenue NIE – Noninterest Expense 6 EPS – Earnings per Share 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

Net Interest Margin (FTE) 1 1 Net Interest Margin Net Interest Margin Evolution FTE (%) FTE +42 bps 3.92% 2 bps 1 bp 2 bps 3 bps 3.92% 3.84% 3.84% 3.84% 3.81% 3.50% 2Q26 Balance Funding Other 3Q26 Loan Sheet Mix Rate Yield 3Q25 4Q25 1Q26 2Q26 3Q26 Select Yields/Rates Commentary FTE (%) ❑ Balance sheet deleveraging primarily reflects the run-off of certain lower 6.31 6.23 6.20 6.16 6.15 yielding, low relationship credits in conjunction with decreased utilization of higher cost funding 4.30 4.25 4.33 4.26 4.01 ❑ Loan yields up 5 bps linked quarter reflects favorable back book repricing • 136 bps favorable repricing of fixed rate loans maturing vs new production (40) bps ❑ Deposit costs down 8 bps linked quarter due to reduced utilization of brokered deposits and continued optimization of customer interest bearing deposit cost 2.25 2.04 1.96 1.93 (8) bps 1.85 3Q25 4Q25 1Q26 2Q26 3Q26 Loan Yield (FTE) Securities (FTE) Cost of Deposits 1 Net interest margin (NIM) is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 7

Noninterest Income

$ in millions	3Q26 Reported	3Q26 Adjusted[1]	Adjusted[1] 3Q26 vs Adjusted[1] 2Q26		Adjusted[1] 3Q26 vs Adjusted[1] 3Q25	
Service charges on deposit accounts	$ 13.6	$ 13.6	$ 1.3	10 %	$ 0.6	4 %
Wealth management services	11.4	11.4	1.2	12	1.5	15
Debit and credit card services	8.7	8.7	(0.3)	(3)	0.3	3
Mortgage lending income	1.7	1.7	(0.3)	(16)	(0.6)	(26)
Bank owned life insurance	4.2	4.2	-	-	0.3	7
Swap fee income	0.4	0.4	(1.7)	(79)	(0.5)	(52)
Other service charges and fees	1.5	1.5	-	(3)	-	2
Other	5.6	5.6	(0.9)	(14)	(0.2)	(4)
Total noninterest income	**$ 47.2**	**$ 47.2**	**$(0.7)**	**(2) %**	**$ 1.3**	**3 %**

Commentary

- Linked quarter decrease primarily driven by:
  - $1.7M decrease in swap fee income driven by changes in interest rate environment and lower loan production
  - Decrease in "other" income primarily due to $1.0 million decrease in SBIC valuation adjustment
- Offset in part by increases in:
  - $1.3M increase in service charges on deposit accounts due to an increase in transaction volume
  - $1.2M increase in wealth management services driven by increased activity across the footprint primarily due to investments in talent acquisition



Adjusted Total Revenue Per Employee (FTE)[1]
($ in thousands)
$80.7
$85.4
$82.9
$85.4
$92.6
3Q25
4Q25
1Q26
2Q26
3Q26



Adjusted Noninterest Income to Adjusted Total Revenue[1]
19.7%
20.8%
18.3%
19.3%
18.8%
3Q25
4Q25
1Q26
2Q26
3Q26



Adjusted PPNR per Avg. Diluted Share[1]
+17%
$0.66
$0.76
$0.69
$0.74
$0.77
3Q25
4Q25
1Q26
2Q26
3Q26

Totals may not foot due to rounding
FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

8

Noninterest Expense

$ in millions	3Q26 Reported	3Q26 Adjusted[1]	Adjusted[1] 3Q26 vs Adjusted[1] 2Q26		Adjusted[1] 3Q26 vs Adjusted[1] 3Q25	
Salaries and employee benefits	$ 78.1	$ 72.1	$(2.1)	(3) %	$(3.8)	(5) %
Occupancy expense, net	11.7	11.6	0.6	5	-	-
Furniture and equipment	5.4	5.4	(0.3)	(6)	0.1	2
Deposit insurance	4.5	4.5	0.1	2	(0.7)	(13)
OREO and foreclosure expense	0.2	0.2	(0.5)	(67)	-	15
Other	82.1	45.0	0.8	2	3.5	8
Total noninterest expense	**$182.0**	**$138.9**	**$(1.4)**	**(1) %**	**$(0.8)**	**(1) %**

Commentary

- Adjusted efficiency ratio[1] improves 95 bps to 53.31%
- $43.1M of non-core, one-time charges (primarily included in "other" expense) that are expected to positively impact future annual PPNR in an estimated range of $37M to $42M
  - A portion of these benefits are expected to fund ongoing business investments
  - 26 branches set to close on December 4, 2026
  - 197 FTE reduction and elimination of 65 open positions as part of new operating model design



Adjusted Efficiency Ratio[1]
441 bp improvement
57.72%
53.64%
56.16%
54.26%
53.31%
(95) bps
3Q25
4Q25
1Q26
2Q26
3Q26



Employees (FTE)
2,883
2,917
2,913
2,909
2,712
3Q25
4Q25
1Q26
2Q26
3Q26



# of Financial Centers
223
222
221
220
220
194
3Q25
4Q25
1Q26
2Q26
3Q26
Branches
Set for closure in 4Q26

Note: Numbers may not add due to rounding
FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

9

Deposits, Interest Rate Sensitivity, Hedging Program and Capital 10

Deposits

Deposit Mix

$ in billions; Period End Balances



$19.8
$20.2
$20.2
$19.7
$18.6
9.3%
12.5%
14.7%
41.4%
22.1%
9.4%
13.4%
14.0%
41.8%
21.5%
9.5%
14.2%
13.3%
41.8%
21.2%
9.2%
13.8%
13.2%
41.7%
22.1%
5.0%
13.2%
13.5%
45.3%
23.0%
3Q25
4Q25
1Q26
2Q26
3Q26
Customer Deposits
95.0%
Noninterest Bearing
Interest Bearing Transaction Accounts
Time Deposits
Public Funds (interest bearing)
Brokered Deposits

Evolution of Funding Rates



5.33%
5.27%
4.66%
4.33%
4.33%
4.30%
3.90%
3.64%
3.63%
3.67%
3.53%
3.52%
3.28%
3.05%
2.97%
2.86%
2.62%
2.47%
2.46%
2.39%
2.79%
2.79%
2.60%
2.44%
2.36%
2.25%
2.04%
1.96%
1.93%
1.85%
Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

Linked Quarter Deposit Change[1]

$ in millions; Period End Balances



Total Deposits
$(1,112)
Noninterest Bearing Transaction Accounts
$(36)
Interest Bearing Transaction and Savings Accounts
$209
Time Deposits
$(109)
Public Funds (interest bearing)
$(270)
Brokered (MM & CDs) and Other Non-Customer Deposits
$(906)
$173M net growth customer NIB/IB deposits

Commentary

- Grew core customer transaction account balances by $173M; improved customer deposit mix
- Brokered deposits declined due to deleveraging balance sheet and further utilization of FHLB given relative favorable pricing
- Public funds decline reflects normal seasonality
- Continued to effectively manage deposit costs, reflected by 8 bps decrease on a linked quarter basis
- Decrease in time deposits reflects continued, planned run-off of non-relationship CDs or subsequent reinvestment into lower cost deposits

Totals may not add due to rounding
Source: Average Fed Funds rate based on data from www.macrotrends.net
1 Linked quarter change is 3Q26 vs 2Q26

11

Interest Rate Sensitivity

Loan Portfolio – Repricing and Maturity (contractual)

At September 30, 2026
$ in millions

	Repricing Term						Rate Structure	
	3 mo or less	3-12 mo	1-3 years	3-5 years	Over 5 years	Total	Variable	Fixed
RE - Construction	$ 2,212.3	$ 131.4	$ 66.9	$ 60.3	$ 4.9	$ 2,475.8	$ 2,115.1	$ 360.7
RE - Commercial	5,145.4	1,152.9	1,255.7	746.5	415.4	8,715.9	4,873.4	3,842.5
RE - Single-Family	727.0	355.6	452.4	351.5	618.9	2,505.4	1,402.0	1,103.4
Commercial (C&I)	1,622.8	124.4	261.1	260.9	71.8	2,341.0	1,585.5	755.4
Consumer	192.9	12.1	34.2	7.2	7.5	253.9	185.7	68.3
Other[1]	669.6	26.8	52.0	36.3	387.9	1,172.6	659.7	512.9
Total	$ 10,570.1	$ 1,803.2	$ 2,122.3	$ 1,462.7	$ 1,506.4	$ 17,464.7	$ 10,821.4	$ 6,643.3
Weighted average rate [2]	*6.70%*	*5.33%*	*6.19%*	*6.42%*	*4.85%*	*6.30%*	*6.72%*	*5.65%*

Note: Weighted average rates in the table above are based on contractual repricing and maturity. Does not include the impact of Hedging Program summarized on Slide 13

CD Maturities (over the next 12 months)

$ in millions

Weighted Average Rates

3.41% 3.86% 3.12% 3.71% 2.89% 3.00%



$1,702.0
$128.7
$726.7
$88.8
$327.8
$218.9
4Q26
1Q27
2Q27
3Q27
Customer CDs
Brokered CDs

Additional Interest Rate Sensitivity Factors

- ~$95 million of projected securities principal maturities per quarter[3]
- ~$2.1 billion of loans with a weighted average rate of less than 4% repricing over the next three years; ~$1.5 billion of which reprices in the next twelve months
- ~26% of customer interest bearing deposits[4] are tied to index rates, principally Fed Funds target rate

Balance Sheet Interest Rate Sensitivity

Over the next 12 months (estimated)

Change in Interest Rates	% Impact on Net Interest Income
Up 25 bps	0.3%
Up 50 bps	0.5%
Up 75 bps	0.8%

Assumes an immediate, parallel change in interest rates and static balance sheet as of September 30, 2026.

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months assuming a static balance sheet as of September 30, 2026
4 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits

12

Hedging Program 1 Estimated Future Hedging Income $ in millions; Based on forward rates Hedging Program Update ❑ Added $550 million of 3-year receive fixed swaps during 3Q26 as a hedge to variable rate loans $4.3 • Strategic and financially attractive opportunity to add down rate protection • $100 million of receive fixed swaps matured during 3Q26 $3.6 $3.1 $3.0 $2.9 ❑ Net interest income sensitivity remains slightly asset sensitive • Hedging strategy designed to manage interest rate risk position to slightly asset sensitive ❑ Hedging income of $5.9 million in 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 $ in Millions Quarterly Average (Notional) Annual Average (Notional) Hedged Item Quarter Initiated Rate Protection 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2027 2028 2029 2030 Variable rate loans 3Q25 Down rate $ 1 ,309.0 $ 1,550.0 $ 1,550.0 $ 1,550.0 $ 1 ,550.0 $ 1,550.0 $ 1 ,550.0 $ 1 ,450.1 $ 522.2 $ - Variable rate CMBS 3Q25 Down rate 260.9 200.0 200.0 200.0 123.9 - 130.4 - - - Subordinated debt 3Q25 Down rate 325.0 325.0 325.0 325.0 325.0 325.0 325.0 325.0 325.0 244.0 Fixed rate munis 3Q21 Up rate 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 1,001.7 937.2 54.2 - Net Asset Swap Position (down rate - up rate) $ 893.1 $ 1,073.3 $ 1,073.3 $ 1 ,073.3 $ 997.2 $ 873.3 $ 1 ,003.7 $ 837.9 $ 793.0 $ 244.0 Quarterly Fixed Rate Annual Fixed Rate Hedged Item Receive Pay 3Q26 4Q26 1Q27 2Q27 3Q27 4Q27 2027 2028 2029 2030 Variable rate loans Fixed SOFR based 3.40% 3.52% 3.52% 3.52% 3.52% 3.52% 3.52% 3.54% 3.71% - Variable rate CMBS Fixed SOFR based 3.53% 3.07% 3.07% 3.07% 3.07% - 3.07% - - - Subordinated debt Fixed SOFR based 3.56% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% 3.07% Fixed rate munis Fed effective Fixed 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.21% 1.22% - Totals may not add due to rounding 1 Estimated swap income based on implied forward rates as of September 30, 2026. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. 13

Capital: Focused on maintaining a strong capital position 1 Tangible Common Equity Ratio Regulatory Capital Ratios Commentary 10.06% 10.20% 10.41% 10.14% 9.56% +21 ▪ Clear capital priorities bps 8.91% 1. Organic growth + self funding of attractive 8.74% 8.71% 8.62% 5.0% business investments 8.53% 2. 117-year consecutive dividend history 9.30.25 12.31.25 3.31.26 6.30.26 9.30.26 Leverage Ratio 3. Opportunistic share repurchases 12.05% 11.54% 11.63% 11.58% 11.60% +45 ▪ No shares repurchased in 3Q26 bps ❑ Excess capital utilized for business 6.5% investments designed to further enhance sustainable performance 9.30.25 12.31.25 3.31.26 6.30.26 9.30.26 ❑ Remaining authorization of $161 million 9.30.25 12.31.25 3.31.26 6.30.26 9.30.26 CET1 Ratio under current share repurchase program Tangible Common Equity Ratio as of September 30, 2026 ▪ Linked quarter TCE decline driven by change in AOCI given 14.80% 15.07% 14.45% 14.36% 14.35% higher long-term interest rates +45 bps 10.0% 9.30.25 12.31.25 3.31.26 6.30.26 9.30.26 Total Capital Ratio Regulatory well capitalized requirement 1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations 14

Loan Portfolio and Credit Quality 15

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall

$ in millions


$18,062
$2,312
$(2,763)
$(146)
$17,465
Total loans at 6/30/26
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 9/30/26

Linked Quarter Change by Loan Type

$ in millions


Total Loans $(597)
RE – Commercial $(113)
RE – Construction $(102)
Commercial (C&I) $(176)
RE – Single Family $(59)
Consumer & Other $(8)
Agricultural $21
Mortgage Warehouse $(160)

Unfunded Commitments

$ in millions


RE - Construction
C&I
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,955
$3,871
$4,068
$4,384
$4,356
3Q25
4Q25
1Q26
2Q26
3Q26

94% variable rate

- 55% tied to Prime
- 45% tied to SOFR

Commentary

- Decrease in loan portfolio reflects:
  - Deleveraging of balance sheet through the run-off of certain lower yielding, low relationship credits
  - Highest level of paydowns in more than 2 years reflecting early payoffs and maturity vintages
  - Decrease in C&I portfolio reflects $153M expected paydown from three fully-banked relationships
  - Mortgage warehouse decline reflects higher rate environment
- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Minimal exposure to Shared National Credits (SNC) at ~1% of total loans

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards)

16

Pipelines: Solid supply of opportunities that meet disciplined credit appetite and pricing Commercial Loan Pipeline by Category $ in millions Opportunity Proposal Ready to Close $1,815 $1,631 $1,611 $1,559 $1,538 Commentary $1,428 $757 $1,256 $490 ❑ Maintaining prudent underwriting standards and pricing $564 $374 $651 discipline $774 $455 ❑ $455 million of ready to close loans in the commercial $196 $249 $292 $436 1 pipeline as of September 30, 2026, with a rate of 6.78% $217 $95 $105 ❑ Mortgage loan originations in 3Q26 ❑ 83% purchase ❑ 17% refinance $809 $775 $685 $659 $691 $858 $706 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 Rate Ready to 7.39% 7.35% 7.19% 6.53% 6.40% 6.73% 6.78% 1 Close Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $31 $33 $27 $29 $25 $21 $32 $110 $108 $96 $90 $91 $84 $69 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 17

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification

By State



$17.0B[1]
32%
21%
14%
9%
4%
2%
2%
16%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Florida
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Houston-Pasadena-The Woodlands	8.6%	8.5%
Dallas-Plano-Irving	8.1%	8.2%
Little Rock-North Little Rock-Conway	6.7%	7.3%
Nashville-Davidson-Murfreesboro	5.5%	5.7%
Memphis	4.5%	4.3%
Fort Worth-Arlington	3.9%	3.9%
Fayetteville-Springdale-Rogers	3.5%	3.9%
Kansas City	2.1%	2.7%
St. Louis	2.5%	2.2%
Austin-Round Rock-San Marcos	2.4%	2.6%

Office (non-owner occupied permanent)

By State



$1.1B
50%
13%
13%
8%
1%
1%
14%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/26
NPL Ratio	0.33%
Past Due 30+ Days	0.05%
Average Loan Size	$3.4M
Median Loan Size	$0.5M
Number of Loans <$1M	61%
Average LTV	45.0%
Weighted Average LTV	55.0%

Multifamily (permanent)

By State



$0.7B
39%
24%
17%
4%
3%
6%
7%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/26
NPL Ratio	0.95%
Past Due 30+ Days	2.22%
Average Loan Size	$2.5M
Median Loan Size	$0.5M
Number of Loans <$1M	70%
Average LTV	49.9%
Weighted Average LTV	60.2%

Retail (non-owner occupied permanent)

By State



$1.0B
47%
14%
13%
6%
5%
1%
14%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 9/30/26
NPL Ratio	0.62%
Past Due 30+ Days	0.01%
Average Loan Size	$1.9M
Median Loan Size	$1.0M
Number of Loans <$1M	50%
Average LTV	46.6%
Weighted Average LTV	54.3%

Data shown above as of September 30, 2026

1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

18

CLD: Quick recycling of capital given short duration of portfolio

Construction and Land Development (CLD)

By State



$2.5B
40%
12%
13%
4%
2%
9%
20%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Florida
Other

Top 10 MSAs	% of Total Loans	% of Total Commitments
Houston-Pasadena-The Woodlands	11.5%	12.1%
Dallas-Plano-Irving	9.3%	10.9%
Nashville-Davidson-Murfreesboro	9.1%	8.0%
Phoenix-Mesa-Glendale	7.1%	5.7%
Austin-Round Rock-San Marcos	6.5%	5.2%
Fayetteville-Springdale-Rogers	5.2%	5.4%
Fort Worth-Arlington	4.9%	4.7%
Little Rock-North Little Rock-Conway	4.7%	4.8%
Jacksonville, FL	3.4%	3.6%
Kansas City, MO-KS	2.3%	2.9%

Key Statistics	At 9/30/26
NPL Ratio	2.18%
Past Due 30+ Days	0.07%
Average Loan Size	$1.4M
Median Loan Size	$0.3M
Number of Loans <$1M	82%
Average LTV	55.0%
Weighted Average LTV	52.8%
Weighted Average Maturity	~19 months

CLD - Multifamily

By State



$0.6B
36%
10%
10%
19%
25%
Texas
Arkansas
Tennessee
Florida
Other

Key Statistics	At 9/30/26
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$16.5M
Median Loan Size	$7.5M
Number of Loans <$1M	26%
Average LTV	50.3%
Weighted Average LTV	49.5%
Weighted Average Maturity	~16 months

CLD - Industrial Warehouse (non-owner occupied)

By State



$0.4B
15%
15%
6%
11%
53%
Texas
Tennessee
Missouri
Florida
Other

Key Statistics	At 9/30/26
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$10.4M
Median Loan Size	$4.0M
Number of Loans <$1M	42%
Average LTV	42.5%
Weighted Average LTV	45.5%
Weighted Average Maturity	~16 months

Data shown above as of September 30, 2026

19

Loans: Loan portfolio by type and key credit metrics

	as of June 30, 2026		as of September 30, 2026							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	174	1%	167	1%	3	1	1	-	1.47%	-
Consumer – Other	99	1%	87	-	-	-	-	42	3.63%	0.46%
Real Estate – Construction	2,578	14%	2,476	14%	2	58	54	1,836	2.28%	1.00%
Real Estate – Commercial	8,829	49%	8,716	50%	21	248	57	321	1.13%	0.30%
Real Estate – Single-family	2,564	14%	2,505	14%	19	56	47	342	1.63%	0.83%
Commercial (C&I)	2,517	14%	2,341	13%	7	51	19	1,667	1.30%	0.17%
Mortgage Warehouse	435	2%	275	2%	-	-	-	-	0.20%	-
Agriculture	426	2%	447	3%	-	1	1	132	0.78%	0.21%
Other	440	3%	451	3%	-	1	1	16	0.61%	0.17%
Total Loan Portfolio	**18,062**	**100%**	**17,465**	**100%**	**52**	**416**	**180**	**4,356**	**1.37%**	**0.59%**
Loan Concentration (Holding Company Level)										
C&D	86%		83%							
CRE	280%		273%							
Select Loan Categories										
Retail	1,220	7%	1,200	7%	-	12	7	172	0.75%	0.45%
Nursing / Extended Care	158	1%	137	1%	-	46	1	-	9.87%	0.02%
Healthcare	549	3%	516	3%	1	7	3	114	1.00%	0.49%
Multifamily	1,528	8%	1,349	8%	2	26	7	550	2.17%	0.39%
Hotel	969	5%	1,074	6%	9	25	3	190	0.91%	0.95%
Restaurant	575	3%	562	3%	1	15	15	47	1.09%	0.63%
NOO Office	1,188	7%	1,211	7%	1	60	12	71	2.12%	0.81%
NOO Industrial Warehouse	1,541	9%	1,476	8%	-	11	-	492	0.31%	0.19%
Non-Depository Financial Institutions (NDFI)[1]	835	5%	695	4%	-	1	1	240	0.40%	0.07%

1 NDFI includes mortgage warehouse disclosed in the Total Loan Portfolio table above

20

Credit Quality ACL and ACL to Total Loans Credit Quality Commentary $ in millions 1.75% $275.0 ❑ Year-to-date net charge-offs of 23 bps 1.50% 1.55% 1.37% ❑ Provision expense exceeded net charge-offs by $14.1M on a YTD basis for 2026 1.32% 1.28% 1.28% 1.35% $250.0 $258.0 ❑ ACL to total loans up to 1.37% at end of 3Q26 1.15% $238.5 $238.2 $225.0 ❑ Loans past due 30-89 stable at 30 bps 0.95% $229.9 $224.4 0.75%❑ Top 10 NPLs total $89.7 million with specific reserves of $14.1 million $200.0 ▪ Linked quarter increase in NPLs reflects normal credit migration 0.55% ▪ No specific concentration by sector or geographic market 0.35% $175.0 ❑ Moody’s September 30, 2026, Economic Scenario 0.15% ▪ Baseline (80%); S1 (10%); S3 (10%) – weightings consistent with prior quarter $150.0 -0.05% 3Q25 4Q25 1Q26 2Q26 3Q26 ACL ACL to Total Loans Provision and Net Charge-Offs Reserve for Unfunded Commitments For the nine months ended September 30, 2026 $ in millions $ in millions $50.0 1.00% $44.2 0.80% 0.66% 0.65% 0.63% 0.59% 0.58% $30.1 0.60% $25.0 $25.6 $25.6 $25.6 $25.6 $25.6 0.40% YTD Net Charge-Offs 0.20% 23 bps $0.0 0.00% 3Q25 4Q25 1Q26 2Q26 3Q26 Unfunded Commitment Reserve Reserve to Unfunded Commitments Net Charge-Offs YTD Provision For Credit Losses YTD YTD – year to date 21

Credit Quality Top 10 Nonperforming Loans Industry Outstanding Specific Reserve % Credit Quality Metrics 1 1-4 Family Commercial CLD $36.1M 14% 1.03% 2 CLD – NOO Office $8.3M 22% 0.92% 0.90% 0.79% 3 CRE – Owner Occupied/C&I $7.7M - 0.78% 0.72% 0.66% 0.64% 0.63% 4 Multifamily $6.6M 15% 50% 5 1-4 Family Rental Real Estate $6.1M 19% 0.51% of total 0.51% NPLs 6 1-4 Family Rental Real Estate $5.9M 9% 0.30% 0.29% 0.27% 7 CRE – NOO Other $5.6M 11% 0.11% 3Q25 4Q25 1Q26 2Q26 3Q26 8 CRE – NOO Retail $4.7M 19% NPL to Loans NPA to Assets Past Due 30-89 to Loans 9 C&I/1-4 Family CLD $4.5M 47% 10 CRE – NOO Other $4.2M 16% Classified Loans Criticized Loans $ in millions $ in millions $500.0 $800.0 $775.0 3.89% 2.50% $750.0 $475.0 2.38% $725.0 3.50% 2.50% 2.24% 2.22% $700.0 3.28% $450.0 $675.0 3.13% 2.00% $650.0 2.90% $425.0 $625.0 $668.2 $430.3 $600.0 $400.0 $575.0 $415.6 $612.5 2.50% $550.0 $588.5 $398.1 $375.0 $525.0 $392.3 $500.0 $546.2 $523.2 $475.0 $350.0 $361.1 $450.0 $425.0 $325.0 $400.0 $375.0 $300.0 $350.0 $325.0 $275.0 $300.0 $275.0 $250.0 0.00% $250.0 0.00% 3Q25 4Q25 1Q26 2Q26 3Q26 3Q25 4Q25 1Q26 2Q26 3Q26 Classified Loans % of Total Loans Criticized Loans % of Total Loans 22

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward- looking terminology, such as anticipate, “believe,” “continue,” estimate, expect, foresee,“ “indicate,” “plan,” “potential,” “project,” “set,” “target,” may, might, will, would, could,“ “should,” “likely” or intend, future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth (including, among other things, expected pre-provision net revenue growth during 2026); business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; projections regarding loan repricing; the estimated PPNR benefit, the closure of 26 branches on December 4, 2026, and the intended operating-model changes set forth on slide 9; the interest rate sensitivity estimates and projections set forth on slide 12; and the estimates related to the hedging program (including estimated future swap income) set forth on slide 13. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts in Iran and the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; the effects of a government shutdown; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2025, Form 10-Qs for the quarters ended March 31, 2026 and June 30, 2026, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Further, the timing, pricing and amount of any repurchases under the Company’s stock repurchase program will be determined by Simmons’ management at its discretion based on a variety of factors including, but not limited to, market conditions, trading volume and market price of Simmons’ common stock, Simmons’ capital needs, Simmons’ working capital and investment requirements, other corporate considerations, economic conditions, and legal requirements. The stock repurchase program does not obligate Simmons to repurchase any common stock and may be modified, discontinued or suspended at any time without prior notice. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward- looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, quarterized, pro forma, projected and estimated numbers are used for illustrative purpose only, are based on hypothetical assumptions that may not accurately reflect future incomes, are not forecasts and are not guaranteed and may differ significantly from actual results. The Company references certain market, industry, and demographic data and other statistical information in this presentation. The Company has obtained this data and information from various independent, third-party industry sources and publications. Nothing in the data or information used or derived from third-party sources should be construed as advice. We believe that these external sources and estimates are reliable but have not independently verified them. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, branch/real estate rightsizing costs, severance/early retirement program costs, certain professional services accelerated prepaid expenses, loss on sale of securities and loss on early extinguishment of debt. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation. 23

Appendix 24

Select Balance Sheet and Other Data 3Q26 vs 2Q26 3Q26 vs 3Q25 $ in millions, except per share data 3Q26 2Q26 3Q25 $ Change % Change $ Change % Change Period End Balances Total loans $17,464.7 $18,062.4 $17,188.8 $(597.7) (3) % $275.9 2 % Investment securities 2, 743.5 3, 077.2 3, 319.3 (333.7) (11) (575.8) (17) Total assets 24,074.5 24,776.8 24,208.2 (702.3) (3) (133.7) (1) Total deposits 18,616.1 19,728.1 19,837.7 (1,112.0) (6) (1,221.6) (6) Borrowed funds 1, 767.1 1, 299.5 690.2 46 7.6 36 1,076.9 156 Total stockholders' equity 3,349.8 3, 481.9 3,354.0 (132.1) (4) (4.2) - Average Balances Total loans $17,735.2 $17,956.6 $16,976.2 $(221.3) (1) % $759.0 4 % Investment securities 2, 950.7 3,103.5 3,994.4 (152.8) (5) (1,043.7) (26) Total assets 24,332.2 24,638.0 24,914.9 (305.8) (1) (582.7) (2) Total deposits 19 ,131.4 19 ,871.1 20,529.1 (739.7) (4) (1,397.8) (7) Borrowed funds 1,415.6 1, 007.6 699.5 408.1 40 716.1 102 Total stockholders' equity 3,478.2 3,478.5 3,368.3 (0.3) - 109.9 3 Select Other Data Equity to assets 13.91% 14.05% 13.85% 1 8.62 8.91 8.53 Tangible common equity to tangible assets Book value per share $23.18 $24.11 $23.18 1 13.52 14.42 13.45 Tangible book value per share Allowance for credit losses to total loans 1.37% 1.32% 1.50 % Nonperforming loan coverage ratio 133 143 168 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 25

Income Summary 1 1 3Q26 Adjusted 3Q26 vs Adjusted 1 $ in millions, except per share data 2Q26 3Q25 Reported Adjusted Net interest income $204.0 $204.0 $3.3 2% $17.3 9 % Noninterest income 47.2 4 7.2 (0.7) (2) 1.3 3 Total revenue 251.2 251.2 2.6 1 18.6 8 Noninterest expense 182.0 138.9 (1.4) (1) (0.8) (1) 2 6 9.1 112.3 4.0 4 19.5 21 Pre-provision net revenue Provision for credit losses 12.2 12.2 (5.3) (30) 0.2 2 Provision for income taxes 9.9 2 1.1 2.5 13 5.2 33 Earnings $ 47.1 $ 79.0 $6.8 9% $14.1 22 % Diluted EPS $ 0.32 $ 0.54 $0.04 8% $0.08 17 % Totals may not foot due to rounding 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 26 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Non-GAAP Reconciliations

$ in thousands, except per share data	3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
Calculation of Adjusted Earnings[1]					
Net Income (Loss)	$ (562,792)	$ 78,078	$ 68,544	$ 66,691	$ 47,113
Certain items					
Branch/real estate rightsizing, net	2,004	85	531	6,099	14,186
Loss on sale of equipment finance business	-	1,118	-	-	-
Loss (gain) on sale of securities	801,492	-	-	-	-
Severance/early retirement program	305	-	283	1,320	5,997
Loss on early extinguishment of debt	570	-	-	-	-
Termination of vendor and software services	-	12	-	-	-
FDIC Deposit Insurance special assessment	-	-	(1,984)	-	-
Certain professional services	-	-	1,200	-	17,069
Accelerated prepaid expenses	-	-	-	-	5,889
Tax effect	(176,649)	(318)	(8)	(1,939)	(11,274)
Certain items, net of tax	627,722	897	22	5,480	31,867
Adjusted earnings (non-GAAP)	$ 64,930	$ 78,975	$ 68,566	$ 72,171	$ 78,980
Calculation of Earnings and Adjusted Earnings per Diluted Share[1]					
Earnings available to common shareholders	$ (562,792)	$ 78,078	$ 68,544	$ 66,691	$ 47,113
Diluted earnings per share	$ (4.00)	$ 0.54	$ 0.47	$ 0.46	$ 0.32
Adjusted earnings available to common shareholders (non-GAAP)	$ 64,930	$ 78,975	$ 68,566	$ 72,171	$ 78,980
Adjusted diluted earnings per share (non-GAAP)	$ 0.46	$ 0.54	$ 0.47	$ 0.50	$ 0.54
Average Diluted Shares Outstanding	140,648,704	145,210,222	145,340,410	145,323,958	145,054,299

1 In this presentation, "Adjusted Earnings" may also be referred to as "Adjusted Net Income"

27

Non-GAAP Reconciliations

$ in thousands	3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 186,661	$ 197,296	$ 197,168	$ 200,627	$ 203,976
Plus: Noninterest income	(756,187)	51,708	44,197	47,939	47,191
Less: Noninterest expense	142,032	139,862	140,673	147,739	182,035
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ (711,558)	$ 109,142	$ 100,692	$ 100,827	$ 69,132
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ (711,558)	$ 109,142	$ 100,692	$ 100,827	$ 69,132
Plus: Loss on sale of equipment finance business	-	1,118	-	-	-
Plus: (Gain) loss on sale of securities	801,492	-	-	-	-
Plus: Branch/real estate rightsizing costs, net	2,004	85	531	6,099	14,186
Plus: Severance/early retirement program	305	-	283	1,320	5,997
Plus: Loss on early extinguishment of debt	570	-	-	-	-
Plus: Termination of vendor and software services	-	12	-	-	-
Plus: Certain professional services	-	-	1,200	-	17,069
Plus: Accelerated prepaid expenses	-	-	-	-	5,889
Less: FDIC Deposit Insurance special assessment	-	-	1,984	-	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 92,813	$ 110,357	$ 100,722	$ 108,246	$ 112,273
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,353,963	$ 3,419,240	$ 3,437,734	$ 3,481,859	$ 3,349,804
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(87,520)	(84,423)	(81,325)	(78,228)	(75,132)
Total intangible assets	(1,408,319)	(1,405,222)	(1,402,124)	(1,399,027)	(1,395,931)
Tangible common stockholders' equity (non-GAAP)	$ 1,945,644	$ 2,014,018	$ 2,035,610	$ 2,082,832	$ 1,953,873
Shares of common stock outstanding	144,703,075	144,762,817	145,058,331	144,442,482	144,517,233
Book value per common share	$ 23.18	$ 23.62	$ 23.70	$ 24.11	$ 23.18
Tangible book value per common share (non-GAAP)	$ 13.45	$ 13.91	$ 14.03	$ 14.42	$ 13.52

28

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 186,661	$ 197,296	$ 197,168	$ 200,627	$ 203,976
Noninterest Income (GAAP)	(756,187)	51,708	44,197	47,939	47,191
Total Revenue (non-GAAP)	$ (569,526)	$ 249,004	$ 241,365	$ 248,566	$ 251,167
Total Revenue (non-GAAP)	$ (569,526)	$ 249,004	$ 241,365	$ 248,566	$ 251,167
Less: Gain (loss) on sales of securities	(801,492)	-	-	-	-
Less: Loss on early extinguishment of debt	(570)	-	-	-	-
Adjusted Total Revenue (non-GAAP)	$ 232,536	$ 249,004	$ 241,365	$ 248,566	$ 251,167
Employees (FTE)	2,883	2,917	2,913	2,909	2,712
Total Revenue per Employee (FTE)	$ (197.55)	$ 85.36	$ 82.86	$ 85.45	$ 92.61
Adjusted Total Revenue per Employee (FTE)	$ 80.66	$ 85.36	$ 82.86	$ 85.45	$ 92.61
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ (756,187)	$ 51,708	$ 44,197	$ 47,939	$ 47,191
Less: Gain (loss) on sale of securities	(801,492)	-	-	-	-
Less: Loss on early extinguishment of debt	(570)	-	-	-	-
Adjusted Noninterest Income (non-GAAP)	$ 45,875	$ 51,708	$ 44,197	$ 47,939	$ 47,191
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	NM	20.77%	18.31%	19.29%	18.79%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	19.73%	20.77%	18.31%	19.29%	18.79%
Calculation of PPNR and Adjusted PPNR Per Share					
Average Diluted Shares Outstanding	140,648,704	145,210,222	145,340,410	145,323,958	145,054,299
PPNR per Average Diluted Shares Outstanding	$ (5.06)	$ 0.75	$ 0.69	$ 0.69	$ 0.48
Adjusted PPNR per Average Diluted Shares Outstanding (non-GAAP)	$ 0.66	$ 0.76	$ 0.69	$ 0.74	$ 0.77

FTE – Full time equivalent
NM – Not meaningful

29

Non-GAAP Reconciliations

$ in thousands	3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 142,032	$ 139,862	$ 140,673	$ 147,739	$ 182,035
Less: Branch/real estate rightsizing expense	2,004	85	531	6,099	14,186
Less: Severance/early retirement program	305	-	283	1,320	5,997
Less: Loss on sale of equipment finance business	-	1,118	-	-	-
Less: Termination of vendor and software services	-	12	-	-	-
Less: Certain professional services	-	-	1,200	-	17,069
Less: Accelerated prepaid expenses	-	-	-	-	5,889
Plus: FDIC Deposit Insurance special assessment	-	-	1,984	-	-
Adjusted Noninterest Expense (non-GAAP)	$ 139,723	$ 138,647	$ 140,643	$ 140,320	$ 138,894
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 142,032	$ 139,862	$ 140,673	$ 147,739	$ 182,035
Total Revenue	$ (569,526)	$ 249,004	$ 241,365	$ 248,566	$ 251,167
Fully taxable equivalent adjustment	3,811	2,890	3,012	3,029	3,116
Efficiency ratio denominator	$ (565,715)	$ 251,894	$ 244,377	$ 251,595	$ 254,283
Efficiency ratio (based on GAAP figures)	(25.11)%	55.52%	57.56%	58.72%	71.59%
Adjusted Noninterest Expense (non-GAAP)	$ 139,723	$ 138,647	$ 140,643	$ 140,320	$ 138,894
Less: Other real estate and foreclosure expense	200	432	315	695	230
Less: Amortization of intangible assets	3,097	3,097	3,097	3,097	3,098
Adjusted efficiency ratio numerator (non-GAAP)	$ 136,426	$ 135,118	$ 137,231	$ 136,528	$ 135,566
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 29)	$ 232,536	$ 249,004	$ 241,365	$ 248,566	$ 251,167
Fully taxable equivalent adjustment	3,811	2,890	3,012	3,029	3,116
Adjusted efficiency ratio denominator (non-GAAP)	$ 236,347	$ 251,894	$ 244,377	$ 251,595	$ 254,283
Adjusted Efficiency Ratio (non-GAAP)	57.72%	53.64%	56.16%	54.26%	53.31%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

30

Non-GAAP Reconciliations

$ in thousands	3Q 2025	2Q 2026	3Q 2026
Calculation of Adjusted Salaries and Employee Benefits			
Salaries and employee benefits (GAAP)	$ 76,249	$ 75,590	$ 78,077
Less: Severance/early retirement program	305	1,320	5,997
Less: Other	1	(4)	(56)
Total Adjusted Salaries and Employee Benefits (non-GAAP)	$ 75,943	$ 74,274	$ 72,136
Calculation of Adjusted Occupancy Expense, Net			
Occupancy expense, net (GAAP)	$ 12,106	$ 14,715	$ 11,708
Less: Branch/real estate rightsizing expense	432	3,670	65
Total Adjusted Occupancy Expense (non-GAAP)	$ 11,674	$ 11,045	$ 11,643
Calculation of Adjusted Furniture and Equipment Expense			
Furniture and Equipment Expense (GAAP)	$ 5,275	$ 5,739	$ 5,382
Less: Branch/real estate rightsizing expense	15	34	3
Total Adjusted Furniture and Equipment Expense (non-GAAP)	$ 5,260	$ 5,705	$ 5,379
Calculation of Adjusted Other Noninterest Expense			
Other noninterest expense (GAAP)	$ 43,027	$ 46,550	$ 82,119
Less: Branch/real estate rightsizing expense	1,556	2,399	14,174
Less: Certain professional services	-	-	17,069
Less: Accelerated prepaid expenses	-	-	5,889
Total Adjusted Other Noninterest Expense (non-GAAP)	$ 41,471	$ 44,151	$ 44,987
Calculation of Adjusted Provision for Income Taxes			
Provision for income taxes (GAAP)	$ (160,732)	$ 16,702	$ 9,852
Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 27)	(176,649)	(1,939)	(11,274)
Adjusted provision for income taxes (non-GAAP)	$ 15,917	$ 18,641	$ 21,126

31

Non-GAAP Reconciliations

$ in thousands	3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
Calculation of Tangible Common Equity (TCE)					
Total common stockholders' equity	$ 3,353,963	$ 3,419,240	$ 3,437,734	$ 3,481,859	$ 3,349,804
Less: Intangible assets	1,408,319	1,405,222	1,402,124	1,399,027	1,395,931
Total tangible common stockholders' equity (non-GAAP)	$ 1,945,644	$ 2,014,018	$ 2,035,610	$ 2,082,832	$ 1,953,873
Total assets	$ 24,208,162	$ 24,540,877	$ 24,692,783	$ 24,776,816	$ 24,074,481
Less: Intangible assets	1,408,319	1,405,222	1,402,124	1,399,027	1,395,931
Total tangible assets	$ 22,799,843	$ 23,135,655	$ 23,290,659	$ 23,377,789	$ 22,678,550
Common equity to total assets	13.85%	13.93%	13.92%	14.05%	13.91%
Tangible common equity to tangible common assets (non-GAAP)	8.53%	8.71%	8.74%	8.91%	8.62%

$ in thousands	3Q 2026
Calculation of Adjusted ROAA	
Net income	$ 47,113
Adjusted earnings (non-GAAP) (reconciliation shown on page 27)	$ 78,980
Average assets	$ 24,332,226
Return on average assets (ROAA)	0.77%
Adjusted ROAA (non-GAAP)	1.29%

$ in thousands	3Q 2026
Calculation of Adjusted ROTCE	
Net income	$ 47,113
Plus: Amortization of intangible assets, net of taxes	2,289
Total net income net of amortization of intangibles (non-GAAP)	$ 49,402
Adjusted earnings (non-GAAP) (reconciliation shown on page 27)	$ 78,980
Plus: Amortization of intangible assets, net of taxes	2,289
Total adjusted earnings net of amortization of intangibles (non-GAAP)	$ 81,269
Average common equity	$ 3,478,190
Less: Average intangible assets	1,397,804
Total average tangible common equity (non-GAAP)	$ 2,080,386
Return on average common equity	5.37%
Return on average tangible common equity	9.42%
Adjusted return on average tangible common equity (non-GAAP)	15.50%

32

Non-GAAP Reconciliations YTD YTD 2025 2026 $ in thousands Calculation of Adjusted Operating Leverage Net interest income $ 521,907 $ 601,771 Noninterest income (667,678) 139,327 Total Revenue $ (145,771) $ 741,098 Noninterest income $ (667,678) $ 139,327 Plus: Loss on sale of securities 801,492 - Plus: Loss on early extinguishment of debt 570 - Adjusted Noninterest Income (non-GAAP) $ 134,384 $ 139,327 Net interest income $ 521,907 $ 601,771 Plus: Adjusted noninterest income 134,384 139,327 Adjusted Total Revenue (non-GAAP) $ 656,291 $ 741,098 Year-over-year change in Total Revenue (a) NM Year-over-year change in Adjusted Total Revenue (non-GAAP) (b) 12.9% Noninterest expense $ 425,201 $ 470,447 Less: Severance/early retirement program costs 1,899 7,600 Less: Branch/real estate rightsizing costs 3,161 20,816 Less: Certain professional service - 18,269 Less: Accelerated prepaid expenses - 5,889 Plus: FDIC Deposit Insurance special assessment - 1,984 Adjusted Noninterest Expense (non-GAAP) $ 420,141 $ 419,857 Year-over-year change in Noninterest Expense (c) 10.6% Year-over-year change in Adjusted Noninterest Expense (d) (0.1)% Operating leverage (a-c) NM Adjusted operating leverage (b-d) 13.0% NM – not meaningful 33

Nasdaq SFNC rd 3 Quarter 2026 Earnings Presentation October 15, 2026